Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-08653

SEASON SERIES TRUST

SA Multi-Managed Large Cap Value Portfolio

(the “Portfolio”)

Supplement dated December 19, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated July 29, 2025, as supplemented to date

At a meeting held on December 10, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”) approved the termination of American Century Investment Management, Inc. as the subadviser to a portion of the Portfolio and approved the appointment of Federated MDTA LLC (“Federated”) as the subadviser to that portion of the Portfolio. The Board also approved certain changes to the Portfolio’s principal investment strategies and techniques and risks. The Portfolio intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s subadviser, principal investment strategies and techniques and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about April 30, 2026 (the “Effective Date”).

The Portfolio currently attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of net assets in equity securities of large companies selected through a value strategy. The Portfolio may also invest in equity securities of medium-capitalization companies, foreign securities (up to 30%) and short-term investments (up to 20%). The Portfolio is actively managed by two subadvisers and, to balance the risks of the Portfolio, a portion of the Portfolio is passively managed by a third subadviser.

As of the Effective Date, the Portfolio may invest in real estate investment trusts on a principal basis. The Portfolio may also, from time to time, have large allocations to certain broad market sectors, such as financials, healthcare and industrials, particularly when the Russell 1000 Index reflects increased exposure to a particular sector. While the Portfolio will continue to be managed by three subadvisers, the portion of the Portfolio managed by Federated may implement the Portfolio’s strategy using a quantitative model driven by fundamental and technical stock selection variables.

At the Meeting, the Board also approved a new Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Federated with respect to a portion of the Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. The Board also approved the Master Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between SunAmerica and the Trust, on behalf of the Portfolio, which will become effective on the Effective Date with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica has contractually agreed to waive a portion of its advisory fee through July 31, 2027, so that the fee payable by the Portfolio to SunAmerica equals 0.78% of the Portfolio’s average daily net assets on the first $250 million, 0.73% of the Portfolio’s average daily net assets on the next $250 million, and 0.68% of the Portfolio’s average daily net assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Federated and the New Subadvisory Agreement.

Once the changes to the Portfolio’s investment strategies and techniques, and risks become effective, an updated prospectus reflecting these changes will be made available to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s principal investment strategies and techniques and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-LCV1 (12/25)